1 Investor Day Investor Day March 3, 2026

2 Investor Day Forward-Looking Statements Certain statements contained in this presentation include, and OPENLANE may make related oral, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts (including but not limited to expectations, estimates, assumptions, projections and/or financial guidance) may be forward-looking statements. Words such as “should,” “may,” “will,” “would,” “anticipate,” “expect,” “project,” “intend,” “contemplate,” “plan,” “believe,” “seek,” “estimate,” “assume,” “can,” “could,” “continue,” “outlook,” “target” and similar expressions identify forward-looking statements. Such statements are based on management's current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Risk Factors” in OPENLANE’s Form 10-K for the year ended December 31, 2025 and in OPENLANE’s other filings and reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements are made as of the date of this presentation. OPENLANE undertakes no obligation to update any forward-looking statements. Non-GAAP Financial Measures In addition to the financial measures contained in this presentation that are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), this presentation also includes certain non-GAAP financial measures. EBITDA and Adjusted EBITDA as presented herein are supplemental measures of our performance that are not required by, or presented in accordance with GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Management believes that these measures provide investors additional meaningful methods to evaluate certain aspects of OPENLANE’s results period over period and for the other reasons set forth below. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each non-GAAP financial measure to its most comparable GAAP financial measure, where available, are provided in the Appendix. EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in our senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by our creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate our performance. Additional Information This presentation contains estimates and other statistical data made by independent parties and by OPENLANE relating to our industry, market size, market share, growth, variable contributions and performance, including information and estimates based on industry surveys and publications and other publicly available information, third-party data and research reports. This information involves a number of assumptions and limitations which may significantly impact its accuracy, and you are cautioned not to give undue weight to such data and estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such information or undertakes any obligation to update it.

3 Investor Day CEO Welcome Peter Kelly Chief Executive Officer

4 Investor Day Welcome & Introduction Marketplace Business Marketplace Technology Strategy OPENLANE Customer Fireside Chat Finance Business Financial Reporting Update Marketplace Demos Agenda

5 OUR PURPOSE We make wholesale easy so our customers can be more successful Investor Day

6 The world’s greatest digital marketplaces for used vehicles OUR VISION IS TO BUILD Investor Day

7 Investor Day Grow Customer Base Grow Vehicle Volume Improve Financial Performance Position for Long-term Success OPENLANE Strategic Objectives

8 Investor Day 1.5M $29B $1.9B $333M $392M Commercial & Dealer Vehicle Transactions Marketplace Gross Merchandise Value Consolidated Total Revenue Consolidated Adjusted EBITDA Consolidated Cash Flow From Operating Activities 2025 Performance Highlights

9 Investor Day Marketplace Commercial Sellers* Franchise Dealers *Commercial Sellers include: OEM/captive finance companies, banks and other retail automotive lenders, rental companies and fleet/lease companies. Independent Dealers A Leading Digital Marketplace

OPENLANE Digital Transformation

physical → digital

2009 — KAR Auction Services IPO
combined ADESA, IAA &
Automotive Finance Corp.

2011 — Acquired OPENLANE
digital platform for
off-lease remarketing

2017 — Acquired TradeRev
digital dealer-to-dealer
marketplace in Canada

2019 — Spin-off of Insurance Auto Auctions
physical auction
salvage business

2020 — Acquired BacklotCars
digital dealer-to-dealer
marketplace in US

2021 — Acquired CARWAVE
digital dealer-to-dealer
marketplace in California

2022 — Divested of ADESA
physical auction
business in US

2023-2025 — Rebrand to OPENLANE
consolidation, simplification
& acceleration of growth

Acquisitions (2011, 2017, 2020, 2021) | Spin-offs & divestitures (2019, 2022)

Investor Day
10

11 Investor Day Meet Our Leadership Industry Knowledge - Digital Marketplace Expertise - Entrepreneurship James Coyle EVP & President, Marketplace Peter Kelly CEO, OPENLANE Brad Herring EVP & Chief Financial Officer Mark Endras SVP & Chief Technology Officer Anita Chen SVP, Canada Marketplace Justin Zane SVP, US Marketplace & Services Will Mitchell President, AFC

12 Investor Day Marketplace Strategy James Coyle EVP & President, Marketplace

13 Investor Day What is driving OPENLANE’s growth? Question 1 How will OPENLANE continue to grow? Question 2

14 Investor Day A Large Total Addressable Market Exists 16.8M Average annual wholesale transactions (2020-2025) Dealer-to-Dealer 53% Off-Lease 23% Repossession 12% Rental 9% Other 4% Dealer *Source: Black Book; North America only; numbers do not add to 100% due to rounding **Commercial Sellers include: OEM/captive finance companies, banks and other retail lending institutions, rental companies and fleet/lease companies. Commercial** *

15 Investor Day OPENLANE’s Deep Strength in Commercial & Dealer Commercial 40+ exclusive OEM & financial institution customers Dealer 50K active buyers and sellers in the marketplace

16 Investor Day Accelerating growth with large share expansion opportunity Market leader with preferred GTM positioning for new offerings Digital marketplace with differentiated cross-border model US Canada EU OPENLANE US Is Our Primary Growth Engine

17 Investor Day Marketplace Commercial Off-Lease

OPENLANE: Commercial Off-Lease

40+

Private label off-lease programs

~70%

Customer representation of North American new car sales

~15K

Franchise Dealers


Consumer Payoff
Grounding Dealer
Non-Grounding Dealer
OPLN Marketplace
Physical Auction

- **Consumer Payoff**: Consumer lessee has first option to buyout at residual
- **Grounding Dealer**: Leasing franchise dealer option to purchase vehicle
- **Non-Grounding Dealer**: Offered to same or related nameplate franchise dealers
- **OPLN Marketplace**: Offered exclusively to independent & franchise dealers on OPENLANE
- **Physical Auction**: Any remaining unsold vehicles dispersed to physical auctions

Investor Day
18

19 Investor Day Perceived Ease of an Off-Lease Program These steps represent only a small portion of the off-lease process Grounding Sale Non-Grounding Sale Open Sale

20 Investor Day Pre-turn-in Turn-in Grounding Sale Non-Grounding Sale Open Sale Transport Post-Sale Actual Complexity of an Off-Lease Program Lease end management Maturity Manager Payoff Processing AutocheckMaturity Manager Lease End Management Maturity File Integration 360/Retention Programs Payout Quote Calculator VHR CARFAX Pre Turn-in process UI + real time TPI status automation B2B Integrations Reporting OEM Checklist CR Adjustments Self Inspection Real time Maturity Billing Vehicle Return Receipts GD/OG Notifications Lessee and Dealer Payout/Purchase Grounding Notifications B2B Integration Originating vs. Grounding Dealer Search/Free Text Hard and Proxy Bidding Co-Listing on PL and OA Bid or Buy Now PSI Inventory Access from App Co-Listing on PL and OPENLANE.com CarsArrive Dashboard Transport Incentives Integration & Dealer UI Dealership Incentive Programs Funding Sales Analytics 360/Retention Programs Floorplan Automation Sale/No Sale Files

21 Investor Day OPENLANE Off-Lease: A Compelling Value Proposition Strong, Enduring Customer Relationships Deep Tech Integrations Speed, Ease & Outcomes Significant Open Sale Opportunity

22 Investor Day Growth Will Benefit from Secular Tailwinds 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 Lease Maturity (Units) Consumer Payoffs (%) Sources: Black Book and internal management estimates

23 Investor Day Marketplace Dealer -to-Dealer

24 Investor Day Our Strategic Priorities Are Driving Growth Best Marketplace Best Customer Experience Best Technology

25 Investor Day Best Marketplace: GTM Investments Delivering Results Field & Inside Sales Major Dealer Team Brand Awareness Digital Marketing OPENLANE US Seller GrowthOPENLANE US Buyer Growth +35% +33% Beginning 2024 End of Year 2025 End of Year 2025 Beginning 2024

26 Investor Day Best Customer Experience: Leading Through Our Purpose Excellent Great Good Needs Improvement US Buyer tNPS US Seller tNPS Key Customer Experience Focus Areas 2025 OPLN transactional NPS Unified Inspections AI Assisted Arbitration Customer Support Dealer Relationships

27 Investor Day Digital D2D Volume as a % of North American D2D Volume* 16% 20242023 2025 * Digital transactions reported by public company digital marketplaces as a % of Black Book N.A. dealer volumes Secular Tailwind: Digital Adoption Is Increasing 22% 18%

28 Investor Day A Leading Digital Marketplace 15K Franchise Dealers Private Label 15K Independent Dealers Marketplace Commercial Sellers* Franchise Dealers *Commercial Sellers include: OEM/captive finance companies, banks and other retail lending institutions, rental companies and fleet/lease companies. Independent Dealers

29 Investor Day Strategic Execution Will Drive Continued Growth Brand Focus Market Presence Leveraging Ecosystem Innovation Pipeline

30 Investor Day What is driving OPENLANE’s growth? Question 1 Question 2 How will OPENLANE continue to grow? Unique Dealer & Commercial Inventory Proven GTM Strategy & Execution Secular, Multi-Year Industry Tailwinds

31 Investor Day Q&A Anita Chen SVP, Canada Marketplace James Coyle EVP & President, Marketplace Justin Zane SVP, US Marketplace & Services

32 Investor Day Break Meeting will resume at 9:40 AM

33 Investor Day Technology & Innovation Mark Endras SVP & Chief Technology Officer

34 Investor Day Our Strategic Priorities Are Driving Growth Best Marketplace Best Customer Experience Best Technology

35 Investor Day Human Driven, AI Enhanced Inspections Sales / Post-Sale Agentic Marketplace

36 Investor Day Growth More Buyers More Inventory More Sellers Data Products and Insights Seller Analytics More Data Best-in-Class Buying User Experience Intelligent Inspections Buyer Retention Better Results No Hassle Post-Sale Experience OPENLANE Unique Off-Lease & Dealer Inventory

37 Investor Day Best Technology: Extending Our Advantage Simplification & Ease Intelligence & Insights Product Innovation

38 Investor Day Technology Simplification & Ease

39 Investor Day OPENLANE US Private Labels OPENLANE Canada NEW Products Simplification & Ease: Marketplace Convergence Marketplace as a Service API Services Vehicle Intake Services Auction Services Commercial Portfolio Management Post-Sale Services Inventory Management User Management Platforms & Products More, higher quality data Reduced operating costs Faster speed to market Simplified customer experience & integrations

40 Investor Day Single access point to private label & open marketplace Simplified, cross-platform vehicle discovery Consistent inspection detail & pricing insights Unified analytics for off-lease & dealer inventory Off-Lease and Dealer Convergence

41 Investor Day Technology Intelligence & Insights

42 Investor Day OPENLANE Data & AI Enables Future Price Prediction

43 Investor Day Only 30-60-90 predictive price feature in the market VIN and condition report specific, not average values Calculated real-time; no lag due to industry reporting Future Insights Inform Wholesale/Retail Decisions

44 Investor Day AI-Driven Recommendations Inform, Streamline Buying

45 Investor Day Technology Product Innovation

46 Investor Day Focused Innovation Strategy Continuous improvement while leading the future of wholesale Horizon 1 Horizon 2 Horizon 3 Ongoing improvements to enhance speed, ease and functionality Adjacent innovations that expand market opportunity and/or generate revenue Explorative, longer-term initiatives and development; not a primary strategic focus

47 Investor Day Absolute Sale Auction Efficiency Horizon 1 Represents majority of US dealer-to-dealer transactions ~$800 average sale price increase for sellers Increased conversion through buyer confidence

48 Investor Day AI Arbitration Automated Claim Validation Horizon 1 Mitigates core customer pain point Helps identify & prevent fraudulent claims 11% reduction in arbitration submissions YTD

49 Investor Day Market Guide 2.0 Market specific historical vehicle values VIN, condition & market specific pricing insights Industry-first wholesale & retail future value prediction Our Industry Leading Vehicle Value Guide, Upgraded Horizon 2

50 Investor Day OPLN developed SaaS product Cost effective solution One view, all your inventory Streamlined appraisals Richer data insights MyLot New Dealer Inventory Management Solution Horizon 2

51 Investor Day Growth More Buyers More Inventory More Sellers Data Products and Insights Seller Analytics More Data Best-in-Class Buying User Experience Intelligent Inspections Buyer Retention Better Results No Hassle Post-Sale Experience OPENLANE Unique Off-Lease & Dealer Inventory

52 Investor Day Q&A James Coyle EVP & President, Marketplace Mark Endras SVP & Chief Technology Officer

53 Investor Day AFC Overview & Strategy Will Mitchell President, AFC

54 Investor Day Finance Segment: AFC Highly Digital Model With Localized Approach Interest Revenue Fee-based Revenue 1.7M 15K $2.4B >90% finance transactions unique independent dealers average managed receivables digital floorings & payoffs ~50% ~50%

AFC Business Process: 60-Day Lending Cycle

Bank Syndicate

~75%

$2.4B

2025 Average Managed Receivables

~25%

OPENLANE

Vehicle Purchase Floorplanned →

← Loan Repayment


Underwriting
Account Management
AFC Services
Risk Management
Ancillary Services
Acquires Vehicle
Preps for Sale
Marketing
Retail Sale
Independent Dealer

Investor Day
55

56 Investor Day ~15M 2025 Used Vehicles Retailed by Independent Dealers 20% Financed via Floorplan 33% AFC Market Share North America Floorplan Addressable Market Cash & non-floorplan transactions Source: NADA (US); management estimates (Canada)

57 Investor Day Industry Leading Loss Management Credit Loss Rate 1.7% 2.1% 0.2% 0.4% 2.1% 2.1% 1.6% 2019 2020 2021 2022 2023 2024 2025 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% AFC Target Range *Peer net credit losses unadjusted for reserves Peer Average* AFC

58 Investor Day A Leading Digital Marketplace Marketplace Commercial Sellers* Franchise Dealers *Commercial Sellers include: OEM/captive finance companies, banks and other retail lending institutions, rental companies and fleet/lease companies. Independent Dealers 15K Independent Dealers

59 Investor Day Dealer Recruitment Vehicle Recommendations Purchasing Power AFC Helps Power the OPENLANE Marketplace 36% 52% Beginning 2024 End of Year 2025 AFC Dealers Registered on OPENLANE Marketplace

60 Investor Day Q&A Will Mitchell President, AFC

61 Investor Day Break Meeting will resume at 11:15 AM

62 Investor Day Financials Brad Herring EVP & Chief Financial Officer

63 Investor Day Introduction to the Finance team Review updated financials/disclosures Deep dive into commercial economics Review capital allocation Finance Model support Q&A

64 Investor Day Update to Face Financials ● OPLN’s Income Statement, specifically the revenues lines, have been updated to align better with the state of our current business ● Marketplace revenue streams driven by transacted volume on our digital platform are now consolidated under Auction and Related Fees ● Marketplace revenue streams that are not volume driven such as software and servicing revenue are categorized as SaaS and Other Revenue ● No changes to Purchased Vehicle Sales and Finance Revenue Previous Face Financials Revised Face Financials

65 Investor Day Consistent with a number of exchange/marketplace firms, we are introducing a GMV1/yield2 model to describe the determination of Auction and Related Fees To assist in the model transformation, 2025 baselines for GMV and yields by geography and customer category are included in this presentation Going forward, aggregated GMV and yield data will be provided quarterly in order to provide ongoing calibration as actuals are reported GMV X Yield 1 Gross merchandise value (“GMV”) represents the total dollar value of vehicles sold through our marketplaces. 2 Yield represents Auction and Related Fees divided by GMV. Introduction of a Volume/Yield Framework Auction and Related Fees will be presented as a function of:

66 Investor Day Auction and Related Fees - 2025 Baseline US Canada Europe Consolidated Dealer Commercial Dealer Commercial Dealer Commercial Dealer Commercial 4.1 13.7 4.5 4.7 0.7 1.1 9.3 19.5 Customer Category GMV ($B) Yield (bps) 680-700 65-75 410-430 270-290 800-840 640-680 560-600 150-170 Provided quarterly for ongoing calibration Geography

67 Investor Day DealerCommercial GMV ($B) Yield GMV ($B) Yield Revised Quarterly Disclosure GMV and Auction Related Fees Yield

68 Investor Day Dealer Commercial Dealer Commercial Dealer Commercial Dealer Commercial 40% 50% 60% 70% Variable contribution is a non-GAAP financial measure that represents the gross profit associated with Auction and Related Fees without deducting fixed operating expenses included in cost of services, such as depreciation and amortization, rent, and certain fixed payroll and related costs. Variable contribution margin represents the variable contribution divided by Auction and Related Fees. Variable Contributions Across Categories - 2025 Baseline Measured Against Auction and Related Fees US Canada Europe Consolidated

SaaS and Other Revenue - 2025 Baseline

Revenue Category	Description	Revenues ($M)	Gross Margin
SaaS	• Software solutions for Repo management • Auction streaming and simulcast • Data and analytical services	$84.4	~80%
Other	• Remarketing and title services for Repo customers • Transport services for volumes outside of OPLN auction	$172.7	~20%
Total		$257.1	~40%

Investor Day

69

US Commercial Off-Lease Waterfall - Recent


Total Lease Maturities of OPLN Customers
Consumer Payoffs: External
Consumer Payoffs: OPLN *
Grounding Dealer
Non-Grounding Dealer
Open Sale
Physical Auctions
~30%
~70% of returns are bought out by consumers
~6%
~9%
~3%
OPLN has the opportunity to sell the remaining ~30% that enter the waterfall
Transactions monetized at OPLN and included in reported commercial GMV/Unit counts

* OPENLANE provides payoff processing for selective commercial customers

Investor Day
70

US Commercial Off-Lease Waterfall - Anticipated



Total Lease Maturities of OPLN Customers
Consumer Payoffs: External
Consumer Payoffs: OPLN *
Grounding Dealer
Non-Grounding Dealer
Open Sale
Physical Auctions
~15%
~30% of returns are bought out by consumers
OPLN opportunity set increases to ~70% agnostic to increases in overall maturities
~15%
~20%
~7%
Emphasis on converting physical into digital Open Sales

Transactions monetized at OPLN and included in reported commercial GMV/Unit counts

* OPENLANE provides payoff processing for selective commercial customers

Investor Day

71

72 Investor Day Relative Yields Across Waterfall Steps Distribution of OPLN Monetized Transactions Mix normalization results in an increase in blended yields of ~60% Recent Anticipated Mix Shift Will Improve US Commercial Yields Grounding Dealer Non-Grounding Dealer Open Sale Consumer Payoffs * Yield represents Auction and Related Fees divided by GMV

73 Investor Day Higher volumes from more off-lease maturities Lower payoffs put more units in the waterfall Higher blended yields from mix improvement Sources: Blackbook and internal management estimates 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 Lease Maturity (Units) Consumer Payoffs (%) Blended Yield (%) 1 2 3 Opportunities in US Commercial Off-Lease

74 Investor Day $157M $176M $333M Marketplace Finance Total 2026 Guidance 2025 Adj EBITDA 2026 Expectation Consolidated Adjusted EBITDA of $350 - $370M +10% to 20% (2%) to +2% + 5 to 11% Continued US dealer growth US lease return recovery Challenging macro in Canada Modest portfolio growth Normalization of risk environment Tightened spreads from rate cuts + + +/- + - -

75 Investor Day Funding Organic Growth Share Repurchases Debt Repayment Q2 Q3Q1 Q4 Q2 Q3Q1 Q4 Forward-looking illustrative timing only; subject to change based on market and business conditions. “Debt Repayment” reflects potential material discretionary prepayments and excludes required amortization of 0.25% of the original aggregate principal per quarter. Capital Allocation Priorities 2026 2027 1 2 3

76 Investor Day Additional Modeling Support (1) Assumes conversion of outstanding Series A preferred shares (2) Excludes the impact of any share repurchases made in 2026 Stock Based Comp ($M) ~$15 ~$15 ~$21 2024 2025 2026E (2) Year End Fully Diluted Shares(1) (M) 144.0 125.0 125.8 2024 2025 2026E Annual Dilution Rate 0.84% 0.85% ~0.68% 2024 2025 2026E Annual Dilution Rate, or burn rate, is the number of employee equity awards granted during the year divided by the beginning common shares outstanding, including the assumed conversion of preferred shares outstanding to common shares.

77 Investor Day Q&A Brad Herring EVP & Chief Financial Officer

78 Investor Day Q&A James Coyle EVP & President, Marketplace Peter Kelly CEO, OPENLANE Brad Herring EVP & Chief Financial Officer Mark Endras SVP & Chief Technology Officer Anita Chen SVP, Canada Marketplace Justin Zane SVP, US Marketplace & Services Will Mitchell President, AFC

79 Investor Day Closing Remarks Peter Kelly Chief Executive Officer

80 Investor Day A Leading Digital Marketplace *Commercial Sellers include: OEM/captive finance companies, banks and other retail lending institutions, rental companies and fleet/lease companies. 15K Franchise Dealers Private Label 15K Independent Dealers Marketplace Commercial Sellers* Franchise Dealers Independent Dealers

81 Investor Day Strong Cash Flow OPENLANE Investment Highlights Digital Marketplace Leader Large TAM Technology Leadership Secular & Cyclical Drivers

82 Investor Day Appendix

83 Investor Day 2025 Adjusted EBITDA Reconciliation ($ in millions), (Unaudited) Year Ended December 31, 2025   Marketplace Finance Consolidated Income from continuing operations $60.2 $117.5 $177.7 Add back: Income taxes (16.8) 31.3 14.5 Finance interest expense - 109.9 109.9 Interest expense, net of interest income 14.9 - 14.9 Depreciation and amortization 79.4 12.3 91.7 EBITDA $137.7 $271.0 $408.7 Non-cash stock-based compensation 12.2 3.6 15.8 Securitization interest - (100.0) (100.0) Loss on sale of property 7.0 - 7.0 Severance 8.0 0.9 8.9 Foreign currency (gains) losses (9.4) 0.1 (9.3) ERP implementation costs 0.5 0.1 0.6 Other 0.8 0.1 0.9 Total addbacks (deductions) 19.1 (95.2) (76.1) Adjusted EBITDA $156.8 $175.8 $332.6

84 Investor Day 2026 Adjusted EBITDA Guidance Reconciliation ($ in millions), (Unaudited) 2026 Guidance   Low High Net income $130 $147 Add back: Income taxes 51 55 Finance interest expense 101 100 Interest expense, net of interest income 35 35 Depreciation and amortization 93 93 EBITDA $410 $430 Total addbacks (deductions), net (60) (60) Adjusted EBITDA $350 $370 With respect to our forward-looking 2026 Marketplace and Finance Adjusted EBITDA expectations shown on slide 74, reconciliation of such segment Adjusted EBITDA expectations to the closest corresponding GAAP measure is not available without unreasonable effort due to the inherent difficulty and impracticability of predicting multiple variables by segment.